ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT

Dated December 5, 2005

to the Prospectus

Dated November 14, 2005,

as Previously Supplemented

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

(“GoldenSelect Opportunities”)

The information in this supplement updates and amends certain information concerning investment options contained in the above referenced prospectus, dated November 14, 2005, as supplemented. Please read this supplement carefully and keep it with your prospectus for future reference.

ING GET U.S. Core Portfolio

Please be advised that the ING GET U.S. Core Portfolio is not available as an investment option if you have chosen the LifePay benefit.

138392 – Legends/Opportunities GET	12/05/05